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                        Independent Auditors' Consent
                        -----------------------------


The Board of Directors
Cadus Pharmaceutical Corporation:

We consent to the use of our report incorporated herein by reference.


White Plains, New York
December 22, 1997                      /s/ KPMG Peat Marwick LLP